October 2, 2026 Acquisition of Lifting Solutions Energy Services Inc. Exhibit 99.2

Disclaimer and Forward-Looking Statements Forward-Looking Statements This investor presentation contains statements relating to future actions and results, which are "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended. Statements of expectations and predictions of future performance are subject to numerous risks and uncertainties, many of which are beyond the Company’s control. Forward-looking statements include statements regarding the potential benefits of the proposed transaction, the Company’s expectations regarding the performance of the business, financial results, liquidity and capital resources of the Company and may also relate to the Company's market position and growth opportunities. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations, including, but not limited to, changes in economic, competitive, strategic, technological, tax, regulatory or other factors that affect the operation of the Company’s businesses. You are encouraged to refer to the documents that the Company files from time to time with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements. Forward-looking statements speak only as of the day they are made and, except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement. Non-GAAP Measures This presentation includes certain non-GAAP financial measures such as the forward-looking estimates of Adjusted EBITDA and Unlevered Free Cash Flow projected to be generated from Lifting Solutions Energy Services Inc. (“Lifting Solutions”) for the year ended December 31, 2027. The Company defines Lifting Solutions’ Adjusted EBITDA as net income adjusted for net interest expense, income tax benefit (provision), depreciation and amortization, share-based compensation, transaction-related expenses, other non-cash and non-recurring expenses, unrealized foreign exchange gains and losses, and adjustments and distributions related to equity method investments. The Company defines Lifting Solutions’ Unlevered Free Cash Flow as cash flow provided by operating activities less additions to property, plant and equipment cash flow (which includes both maintenance and growth capital expenditures, but excludes asset acquisitions of a business, and excludes other business acquisitions). Due to the forward-looking nature of these non-GAAP financial measures, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures without unreasonable effort. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, financial measures as prepared in accordance with GAAP. The Company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable. Industry & Market Data The market data and certain other statistical information used throughout this presentation are based on independent industry publications, government publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. Some data is also based on our good faith estimates and our management's understanding of industry conditions. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications.

Flowco

Transaction Overview

Transaction Summary

Flowco Holdings Inc. ("Flowco") acquired Lifting Solutions Energy Services Inc. for approximately US$113 million[1,2]

- Lifting Solutions Energy Services Inc. ("Lifting Solutions") is an Edmonton-based provider of artificial lift products and technologies serving customers across Canada, the U.S., the Middle East and other global markets
- Purchase consideration funded with borrowings under Flowco's existing ABL facility
- Contingent payment of up to C$10 million based on Lifting Solutions' 2027E financial performance
- Attractive valuation, accretive to key metrics including earnings and free cash flow per share
- Transaction signed and closed in October 2026
- Proven management team with international operating experience

Strategic Rationale

Enhances Flowco's production optimization portfolio

- Expands Flowco's offerings through the addition of continuous rod (Endless Rod®) for rod lift applications and progressing cavity pump (PCP) technology, which is often paired with continuous rod, broadening capabilities across the full well lifecycle

Expands Flowco's addressable market across Canada, the Middle East, and other global markets

- Adds exposure to rod lift and PCP markets while providing a platform to accelerate international growth; approximately 10% of Flowco's revenue will be generated outside the U.S. following the transaction

Creates cross-sell opportunities

- Opportunity to expand customer access by cross-selling Lifting Solutions and Flowco products across North American and international markets through existing artificial lift relationships

Key Highlights

~5.0x

Lifting Solutions 2027E Adjusted EBITDA Purchase Multiple[3]

Conservative Post-Transaction Leverage

1) Subject to adjustment in accordance with the purchase agreement and excludes transaction fees and other transaction related payments
2) CAD amounts converted to USD using a CAD/USD exchange rate of 0.71
3) Management estimates; assumes initial purchase consideration, which is subject to adjustment in accordance with the purchase agreement, and excludes transaction fees and other transaction related payments; Adjusted EBITDA is a non-GAAP financial measure defined as net income adjusted for net interest expense, income tax benefit (provision), depreciation and amortization, share-based compensation, transaction-related expenses, other non-cash and non-recurring expenses, unrealized foreign exchange gains and losses, and adjustments and distributions related to equity method investments

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Lifting Solutions at a Glance

Robust Offering of Artificial Lift Solutions with a Deep Suite of Service Offerings and Global Reach

Company Highlights

- *A leading provider of continuous rod, a differentiated alternative to conventional rod strings, and progressing cavity pumps*
- *Proprietary coated rod and PCP technologies designed to extend run times and reduce customer workover and lifting costs*
- *Long-standing relationships with blue-chip operators across Canada, the U.S., the Middle East, and other international markets*
- *Demonstrated track record of delivering growth and gaining market share through differentiated technology and strong service execution*
- *Vertically integrated — in-house research & development and materials testing, with manufacturing facilities in Canada and Oman*

By the Numbers

~US$23MM *2027E Adjusted EBITDA[1,2]*	**~50%** *2027E Unlevered Free Cash Flow / Adjusted EBITDA[1]*
45MM *ft. of Endless Rod Installed Since Inception*	**~26,000** *PCPs Installed Since Inception*

2025A Revenue

By Segment



25%
75%
Endless Rod
Progressing Cavity Pumps

By Geography



Canada - 61%
U.S. - 23%
Int'l - 16%

Source: Management

1) Source: Management estimates; Adjusted EBITDA is a non-GAAP financial measure defined as net income adjusted for net interest expense, income tax benefit (provision), depreciation and amortization, share-based compensation, transaction-related expenses, other non-cash and non-recurring expenses, unrealized foreign exchange gains and losses, and adjustments and distributions related to equity method investments; Unlevered Free Cash Flow is a non-GAAP financial measure and is defined as cash flow provided by operating activities less additions to property, plant and equipment cash flow (which includes both maintenance and growth capital expenditures, but excludes asset acquisitions of a business, and excludes other business acquisitions)

2) CAD-denominated amounts converted to USD using a CAD/USD exchange rate of 0.71

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Flowco

Technological Pioneer with Broad Product Offering

Lifting Solutions' Endless Rod® is the common component in both reciprocating rod lift and progressing cavity pump installations

Reciprocating Rod Lift

Progressing Cavity Pump (PCP)

Lifting Solutions Offerings


Pumping Unit
Polished Rod
Casing
Tubing
Rod String
Downhole Pump

The terminal form of artificial lift for the majority of oil wells


Drive Head
Stuffing Box, Polished Rod
Casing
Rod String
Tubing
Progressing Cavity Pump
GasAL Separator
Stator, Elastomer
Rotor

Positive displacement pump for heavy and medium gravity oil and coal-seam gas

Why Endless Rod® wins in rod lift

- **Reduced Wear**: Jointless design reduces tubing wear and rod failures
- **Lower Operating Costs**: Reduces friction, torque, gearbox loads and energy use
- **Fewer Workovers**: Longer run times reduce workover frequency and associated costs
- **Faster Installation:** Reduces rig time during installation and workovers
- **Extended Reach:** Enables longer laterals and challenging well geometries
- **Corrosion Protection:** Proprietary coated rod provides added protection in corrosive environments

Enables economic transition to high-rate rod lift in corrosive and challenging operating environments

Why PCP wins in heavy, viscous production

- **High-Viscosity Handling**: Maintains consistent flow with heavy, high-viscosity fluids
- **Solids Tolerance**: Handles high solids content with reduced wear and plugging
- **High System Efficiency**: Maintains efficiency at low flow rates and RPMs, reducing power costs
- **Flexible Operating Range**: High turndown accommodates changing production rates and well conditions
- **Simplified Infrastructure**: Requires less surface equipment, reducing capex and operating costs

Leading artificial lift technology in Canada, with broad adoption across Venezuela, Australia and other global markets

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Source: Management, Enverus, and Spears & Associates Lifting Solutions operates from Edmonton and across 11 Canadian service bases, spanning every major play in the WCSB Canadian Market Entry With Established Management & Growth Potential By Gas Production in North America #3 Basin By Oil Production in North America #2 Basin For PCP Artificial Lift in North America #1 Basin 🗸 🗸 🗸 🗸 🗸 Montney Duvernay Deep Basin Conventional Oil Multi-Laterals Oil Sands 🗸 🗸 🗸 🗸 🗸 🗸 🗸 🗸 🗸 🗸 🗸 Gas Lift Application ESP Application Rod Lift Application 🗸 PCP Application 🗸 🗸 Lifting Solutions serves every major Western Canadian play from a centrally located manufacturing facility, providing a platform to cross-sell complementary Flowco products, including HPGL, ESP, gas lift, and plunger lift >100 Active Canadian Clients in 2025 >26,000 Wells Drilled in the Last 5 Years > 390,000 Existing wells estimated to be on RDS in NAm 69% of Global Producing Wells are outfitted with RDS

Source: Management Global Presence Provides Platform for Growth Salalah, Oman Oman-based Endless Rod manufacturing facility Size: 40,000 sq. ft. ER: 2 MM meters./yr Edmonton, AB Headquarters and manufacturing center of Endless Rod and PCP Size: 75,000 sq. ft. ER: 3.6MM meters/yr PCP: 14,400 PCPs/yr 17 Lifting Solutions Locations 11 New Countries in Development or in Tender Discussions 16 Active Countries 19 Distributors outside of Canada Current Operating Regions Anticipated or In Development / Tender Participation Manufacturing Location Service Location Proven ability to leverage deep North American expertise across global oil markets, including the Middle East, Far East and Latin America

Strategic Rationale Adds continuous rod and PCP technologies to Flowco’s existing portfolio, broadening its ability to provide the right artificial lift solution over the life of the well Enhances Production Optimization Portfolio Expands Addressable Market Provides Canadian and International Platform Provides entry into rod lift and PCP markets, expanding Flowco’s addressable market while increasing participation in later-life well applications Adds scaled Canadian operations and an established international presence, providing a platform to accelerate growth across Canada, the Middle East and other global markets Leverages complementary products (i.e., ESP to rod conversion), technical expertise and customer relationships to cross-sell Flowco and Lifting Solutions offerings across their respective footprints Creates Cross-Sell Opportunities Attractive financial profile with expected accretion to earnings and free cash flow per share Disciplined Capital Deployment Consistent with Flowco’s history of successfully integrating high-performing entrepreneurial teams Proven Management Team

Appendix

Flowco

Flowco's Positioning in the Production Stage of a Well's Lifecycle

Life of well

Artificial Lift Type	Technology Description
HPGL 	▫ Injects high pressure gas down the wellbore to lighten liquid column and enhance recovery ▫ Only high flowrate lift system designed specifically for unconventionals
ESPs 	▫ Utilizes an electric motor to drive a multistage centrifugal pump to lift production from the well
PCP 	*New Offering* ▫ Rotor and stator form sealed cavities that carry fluid from intake to discharge with low shear — ideal for viscous and abrasive fluids
Gas Lift 	▫ Injects natural gas into the wellbore to reduce fluid column density and hydrostatic pressure ▫ Allows reservoir pressure to push fluids to the surface
Plunger Lift 	▫ Utilizes downhole plunger to lift liquids from low-pressure or high gas production wells
Rod Lift 	*New Offering* ▫ A reciprocating rod driven from surface activates a downhole pump ▫ Downhole pump pushes liquids to surface

Indicates Flowco product offering

2025E Global Artificial Lift Market[1] (US$bn)


International
52%
$14.7 bn
U.S.
48%

Lifting Solutions provides broader presence in Canada and other international markets

2025E U.S. Artificial Lift Market[1] (US$bn)


Rod Lift
$1.1
HPGL
$1.5
$7.0 bn
ESP
$2.5
Gas Lift
$1.2
Plunger Lift
$0.7

Rod lift market entered with Endless Rod® product offering

Lifting Solutions provides exposure to rod lift and PCP markets while accelerating Flowco's international expansion

1) Source: Rystad Energy (January 2026)

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Source: Rystad Energy (January 2026) Flowco’s Ability to Service Customers Throughout Well Lifecycle Production Solutions Digital Solutions Flowco is a differentiated artificial lift provider offering both HPGL and ESP, as well as multiple later-life lift solutions, leveraging operating insight and well-level knowledge to support optimal lift selection throughout the life of the well Daily Production 0 30 2 4 6 8 Years of Production 10 Illustrative Well Decline Curve ESP Plunger Lift Plunger Lift Conventional Gas Lift ESP HPGL Plunger Lift Conventional Gas Lift Natural Gas Technologies Vapor Recovery Natural Gas Systems ESP Rod Lift PCP Unlocked with Lifting Solutions transaction

Source: EIA, Canada Energy Regulator, and Enverus Crude oil and condensate production as of 2025 A Decade of Growth Across Western Canadian Oil, Gas and Drilling Activity Western Canadian Oil Production by Province (MMbbl/d) Alberta Saskatchewan Global Oil Production (MMbbl/d)1 Western Canadian Gas Production by Province (Bcf/d) Alberta Saskatchewan British Columbia Cumulative Wells Drilled in Canada Since 2016 A Growing, Maturing Western Canadian Production Base Continually Grows the Rod Lift Installed Base Lifting Solutions Serves Canada is the 4th Largest Oil Producer Globally 4th >60,000 Wells Drilled in Canada since 2016

Market Leadership Robust, Long-Term Growth Profile Proven Management Team Leading Returns Profile Blue-Chip Customers Resiliency & Visibility High-Value Outcomes